 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1997
                                                      REGISTRATION NO. 333-34389
--------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ------------

                              AMENDMENT NO. 4
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                 ------------
                     U.S. TIMBERLANDS KLAMATH FALLS, L.L.C.
             (Exact name of registrant as specified in its charter)

        DELAWARE                      0800                  93-1217136
     (State or other      (Primary Standard Industrial   (I.R.S. Employer
     jurisdiction of      Classification Code Number) Identification Number)
    incorporation or
      organization)

          6400 HIGHWAY 66, KLAMATH FALLS, OREGON 97601 (541) 884-2240
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ------------

                         U.S. TIMBERLANDS FINANCE CORP.
             (Exact name of registrant as specified in its charter)

        DELAWARE                      0800                  91-1851612
     (State or other      (Primary Standard Industrial   (I.R.S. Employer
     jurisdiction of      Classification Code Number) Identification Number)
    incorporation or
      organization)

          6400 HIGHWAY 66, KLAMATH FALLS, OREGON 97601 (541) 884-2240
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 ------------

                            AS TO BOTH REGISTRANTS:

  JOHN J. STEPHENS, P.O. BOX 10, 6400 HIGHWAY 66, KLAMATH FALLS, OREGON 97601
                                 (541) 884-2240
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 ------------

                                   Copies to:
     ANDREWS & KURTH L.L.P.                            BAKER & BOTTS, L.L.P.
     425 LEXINGTON AVENUE                                  910 LOUISIANA
   NEW YORK, NEW YORK 10017                            HOUSTON, TEXAS 77002
        (212) 850-2800                                    (713) 229-1234
   ATTN: JONATHAN P. CRAMER                           ATTN: JOSHUA DAVIDSON
                                 ------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                                 ------------
  If any of the securities being registered on this Form are to be offered on a delayed or continuing basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                 ------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             EXPLANATORY NOTE

  U.S. Timberlands Klamath Falls, L.L.C. and U.S. Timberlands Finance Corp. have prepared this Amendment No. 4 to their Registration Statement on Form S-1 for the purposes of filing an exhibit with the Securities and Exchange Commission and to complete Item 13 of Part II to the Registration Statement. This Amendment No. 4 does not modify any provision of the prospectus included in the Registration Statement; accordingly, such prospectus has not been included herein.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

  Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the NASD filing fee and the NYSE filing fee, the amounts set forth below are estimates.

      Securities and Exchange Commission registration fee............. $ 68,182
      NASD filing fee.................................................   23,000
      NYSE filing fee.................................................   11,250
      Printing and engraving expenses.................................  225,000
      Legal fees and expenses.........................................  275,000
      Accounting fees and expenses....................................   75,000
      Other professional fees.........................................  100,000
      Trustee fees and expenses.......................................   21,000
      Miscellaneous expenses..........................................    1,568
                                                                       --------
          Total....................................................... $800,000
                                                                       ========

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  The Section of the Prospectus entitled "The Operating Company Agreement-- Indemnification" is incorporated herein by this reference.

  Reference is made to Section 7 of the Underwriting Agreement filed as
Exhibit 1.1 to this Registration Statement.

  Subject to any terms, conditions or restrictions set forth in the Operating Company Agreement, Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other person from and against all claims and demands whatsoever.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

  There has been no sale of securities of the Company within the past three years.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENTS SCHEDULES

  a. Exhibits

    **1.1 --Form of Underwriting Agreement
    **3.1 --Form of Amended and Restated Operating Agreement of U.S.
           Timberlands Klamath Falls, L.L.C.
    **3.2 --Certificate of Incorporation of U.S. Timberlands Finance Corp.
    **3.3 --By-Laws of U.S. Timberlands Finance Corp.
    **4.1 --Form of Indenture among U.S. Timberlands Klamath Falls, L.L.C.,
           U.S. Timberlands Finance Corp. and State Street Bank & Trust
           Company, as trustee
    **5.1 --Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered
    *10.1 --Form of Credit Agreement among U.S. Timberlands Klamath Falls,
           L.L.C. and certain banks
    +10.2 --Form of Contribution, Conveyance and Assumption Agreement among
           U.S. Timberlands Klamath Falls, L.L.C. and certain other parties
    +10.3 --Form of U.S. Timberlands Company, L.P. 1997 Long-Term Incentive
           Plan
    +10.4 --Forms of Employment Agreement for Messrs. Rudey, Stephens, Kobacker
           and Morgan
   **10.5 --Supply Agreement between U.S. Timberlands Klamath Falls, L.L.C. and
           Collins Products LLC
   **12.1 --Statement re computation of ratio of earnings to fixed charges
   **21.1 --List of Subsidiaries
   **23.1 --Consent of Arthur Andersen LLP
   **23.2 --Consent of Mason, Bruce & Girard, Inc.
   **23.3 --Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)
   **24.1 --Powers of Attorney
   **25.1 --Statement of Eligibility of Trustee
   **27.1 --Financial Data Schedule

--------

* Filed herewith
** Previously filed
+ Incorporated by reference to an exhibit to the Registration Statement on Form S-1 (File No. 333-32811), as amended, of U.S. Timberlands Company, L.P.

  b. Financial Statement Schedules

  All financial statement schedules are omitted because the information is not required, is not material or is otherwise included in the financial statements or related notes thereto.

ITEM 17. UNDERTAKINGS

  The undersigned Registrant hereby undertakes to provide to the Underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  The undersigned Registrant hereby undertakes that:

  (i) For purposes of determining any liability under the Securities Act, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be a part of this Registration Statement as of the time it was declared effective.

  (ii) For purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                    U.S. TIMBERLANDS KLAMATH FALLS, L.L.C.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 12, 1997.

                                          U.S. Timberlands Klamath Falls,
                                           L.L.C.

                                          By: New Services, L.L.C.*
                                              As Manager

                                          By:  /s/ John M. Rudey
                                             ----------------------------------
                                             Name: John M. Rudey
                                             Title: Chairman




--------
  * Upon the consummation of this offering, New Services, L.L.C. will change its name to "U.S. Timberlands Services Company, L.L.C."

                    U.S. TIMBERLANDS KLAMATH FALLS, L.L.C.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT 1933, AS AMENDED, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND DATES INDICATED BELOW.

              SIGNATURE                        TITLE                 DATE

          /s/ John M. Rudey            Chairman and
-------------------------------------   Director                 November 12,
            JOHN M. RUDEY                                         1997

                  *                    President, Chief
-------------------------------------   Executive Officer        November 12,
          JOHN J. STEPHENS              and Director              1997

                  *                    Executive Vice
-------------------------------------   President, Chief         November 12,
         EDWARD J. KOBACKER             Operating Officer         1997
                                        and Director

                  *                    Vice President and
-------------------------------------   Chief Financial          November 12,
          MICHAEL J. MORGAN             Officer                   1997

                  *                    Director
-------------------------------------                            November 12,
           JOHN H. BEUTER                                         1997

                  *                    Director
-------------------------------------                            November 12,
           AUBREY L. COLE                                         1997

                  *                    Director
-------------------------------------                            November 12,
          GEORGE R. HORNIG                                        1997

                  *                    Director
-------------------------------------                            November 12,
          ROBERT F. WRIGHT                                        1997

           /s/ John M. Rudey
*By:_________________________________
            JOHN M. RUDEY
          ATTORNEY-IN-FACT

                        U.S. TIMBERLANDS FINANCE CORP.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 12, 1997.

                                          U.S. Timberlands Finance Corp.

                                          By:    /s/ John M. Rudey
                                             ----------------------------------
                                             Name: John M. Rudey
                                             Title: Chairman

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE

          /s/ John M. Rudey            Chairman and
-------------------------------------   Director                 November 12,
            JOHN M. RUDEY                                         1997

                  *                    President and Chief
-------------------------------------   Executive Officer        November 12,
          JOHN J. STEPHENS                                        1997

                  *                    Vice President,
-------------------------------------   Secretary, Chief         November 12,
          MICHAEL J. MORGAN             Financial Officer         1997
                                        and Principal
                                        Accounting Officer

          /s/ John M. Rudey
*By:_________________________________
             JOHN M. RUDEY
           ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

EXHIBITS

    **1.1 --Form of Underwriting Agreement
    **3.1 --Form of Amended and Restated Operating Agreement of U.S.
           Timberlands Klamath Falls, L.L.C.
    **3.2 --Certificate of Incorporation of U.S. Timberlands Finance Corp.
    **3.3 --By-Laws of U.S. Timberlands Finance Corp.
    **4.1 --Form of Indenture among U.S. Timberlands Klamath Falls, L.L.C.,
           U.S. Timberlands Finance Corp. and State Street Bank & Trust
           Company, as trustee
    **5.1 --Opinion of Andrews & Kurth L.L.P. as to the legality of the securities being registered
    *10.1 --Form of Credit Agreement among U.S. Timberlands Klamath Falls,
           L.L.C. and certain banks
    +10.2 --Form of Contribution, Conveyance and Assumption Agreement among
           U.S. Timberlands Klamath Falls, L.L.C. and certain other parties
    +10.3 --Form of U.S. Timberlands Company, L.P. 1997 Long-Term Incentive
           Plan
    +10.4 --Forms of Employment Agreement for Messrs. Rudey, Stephens, Kobacker
           and Morgan
   **10.5 --Supply Agreement between U.S. Timberlands Klamath Falls, L.L.C. and
           Collins Products LLC
   **12.1 --Statement re computation of ratio of earnings to fixed charges
   **21.1 --List of Subsidiaries
   **23.1 --Consent of Arthur Andersen LLP
   **23.2 --Consent of Mason, Bruce & Girard, Inc.
   **23.3 --Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1)
   **24.1 --Powers of Attorney
   **25.1 --Statement of Eligibility of Trustee
   **27.1 --Financial Data Schedule

--------

* Filed herewith

** Previously filed

+ Incorporated by reference to an exhibit to the Registration Statement on Form S-1 (File No. 333-32811), as amended, of U.S. Timberlands Company, L.P.